Exhibit 10.45

PLEDGE AGREEMENT

(PARENT)

THIS PLEDGE AGREEMENT (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, this “Agreement”) is entered into as of March 17, 2020 (the “Closing Date”), by GlassBridge Enterprises, Inc., a Delaware corporation (“Pledgor”), for the benefit of ORIX PTP Holdings, LLC, a Delaware limited liability company, as lender (“Lender”).

RECITALS

A. Pledgor owns membership interests in GlassBridge Athlete, LLC, a Delaware limited liability company (“Borrower”), representing one hundred percent (100%) of the issued and outstanding membership interests of Borrower.

B. Pledgor, Borrower and Lender have entered into that certain Secured Promissory Note Agreement of even date herewith (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Note”).

C. As the owner of 100% of the outstanding membership interests of the Borrower, Pledgor will receive the benefits of the transactions contemplated by the Note.

D. The board of directors of Pledgor has determined that Pledgor’s execution, delivery and performance of this Agreement may reasonably be expected to benefit Pledgor, directly or indirectly, and are in the best interests of Pledgor.

E. Pledgor has agreed to grant to Lender a security interest in, and pledge and assign to Lender the Collateral described herein, to secure the payment and performance of the Obligations when due.

F. It is expressly understood between Pledgor, Borrower and Lender that the execution and delivery of this Agreement is a condition precedent to the obligation of the Lender to extend credit under the Note.

NOW, THEREFORE, in consideration of the foregoing and as an inducement to Lender to enter into the Note and extend credit to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Certain Definitions. CAPITALIZED TERMS USED BUT NOT DEFINED IN THIS AGREEMENT HAVE THE MEANINGS GIVEN THEM IN THE NOTE OR IN THE UCC. If the definition given a term in the Note conflicts with the definition given that term in the UCC, the Note definition shall control to the extent allowed by applicable law. Terms used in this Agreement which are not capitalized but which are defined in the UCC, shall have the meaning given them in the UCC. If the definition given a term in Chapter 9 of the UCC conflicts with the definition given that term in any other chapter of the UCC, the Chapter 9 definition shall control. As used in this Agreement:

“Agreement” means this Agreement together with all schedules and annexes attached hereto, and all amendments, restatements, and supplements to this Agreement, the schedules and exhibits.

“Borrower” is defined in the recitals hereto.

“Closing Date” is defined in the introductory paragraph hereto.

“Collateral” is defined in Section 3 of this Agreement.

“Equity Power” means an equity power, substantially in the form of Annex A to this Agreement, executed and delivered by Pledgor to Lender in connection with this Agreement.

“Equity Securities” means, with respect to any Person (other than an individual), all of such Person’s issued and outstanding:

(i) capital stock (including but not limited to common stock and preferred stock), partnership interests, membership interests, equity interests, profits interests, warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock or other equity or profits interests of such Person;

(ii) all of the securities convertible into or exchangeable for shares of capital stock, equity or profits interests, warrants, rights or options for the purchase or acquisition from such Person of such shares or interests; and

(iii) all of the other equity or profit interests in such Person, whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination.

“Fraudulent Conveyance” is defined in Section 5 of this Agreement.

“Initial Pledged Interests” is defined Section 3 of this Agreement.

“Note” is defined in the Recitals.

“Obligor” is defined in Section 12(b) of this Agreement.

“Pledged Interests” is defined Section 3 of this Agreement.

“Pledgor” is defined in the introductory paragraph hereto and includes, without limitation, Pledgor as a debtor-in-possession, and any receiver, trustee, liquidator, conservator, custodian, or similar party hereafter appointed for Pledgor or all or substantially all of Pledgor’s assets pursuant to any liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, or similar Law from time to time in effect affecting the rights of creditors generally.

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“Security Interest” means the security interests granted, and the transfers, pledges and collateral assignments made, under Section 3 of this Agreement.

“UCC” means (a) generally, and with respect to the definitions above, the Uniform Commercial Code, as adopted in the State of New York, as amended from time to time, and (b) with respect to rights in states other than the State of New York, the Uniform Commercial Code as enacted in the applicable state, as amended from time to time.

“Voting Interests” means, of any Person, the capital stock, membership interests or other equity interests issued by such Person which has voting power for the election of directors, managers or individuals performing similar functions.

2. Secured Promissory Note. This Agreement is being executed and delivered pursuant to the terms and conditions of the Note and the other Basic Documents. Each Security Interest is a “Lien” referred to in the Note.

3. Security Interest. In order to secure the full and complete payment and performance of the Obligations when due, Pledgor hereby grants to Lender a continuing security interest in, and pledges and assigns to Lender all of its rights, title and interest in and to the following (collectively, the “Collateral”):

(a) the Equity Securities described in attached Schedule 1 (the “Initial Pledged Interests”), whether or not evidenced or represented by any certificated security or other instrument, the certificates representing the Initial Pledged Interests, all options and other rights, contractual or otherwise, in respect thereof and all dividends, distributions, cash, instruments, investment property and other property (including, but not limited to, any membership or other equity dividend and any distribution in connection with a membership or other equity split) from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Interests;

(b) any other Equity Securities of the Borrower at any time and from time to time acquired by Pledgor (together with the Initial Pledged Interests, the “Pledged Interests”), the certificates representing such Equity Securities, all options and other rights, contractual or otherwise, in respect thereof and all dividends, distributions, cash, instruments, investment property and other property (including, but not limited to, any membership or other equity dividend and any distribution in connection with a stock or other equity split) from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing;

(c) all security entitlements of Pledgor in any and all of the foregoing; and

(d) all proceeds (including proceeds of proceeds) of any and all of the foregoing;

in each case, whether now owned or hereafter acquired by Pledgor and howsoever its interest therein may arise or appear (whether by ownership, security interest, Lien, claim or otherwise).

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4. No Assumption or Modification. The Security Interest is given to secure the prompt, unconditional and complete payment and performance of the Obligations when due, and is given as security only. Lender neither assumes nor shall be liable for Pledgor’s liabilities, duties, or obligations under or in connection with the Collateral. Neither Lender’s acceptance of this Agreement nor its taking any action in carrying out this Agreement shall constitute Lender’s approval of the Collateral or Lender’s assumption of any obligation under or in connection with the Collateral. This Agreement does not affect or modify Pledgor’s obligations with respect to the Collateral.

5. Fraudulent Conveyance. Notwithstanding anything contained in this Agreement to the contrary, Pledgor agrees that if, but for the application of this Section 5, the Obligations or any Security Interest would constitute a preferential transfer under 11 U.S.C. § 547, a fraudulent conveyance under 11 U.S.C. § 548 (or any successor section), or a fraudulent conveyance or transfer under any state’s fraudulent conveyance or fraudulent transfer Law or similar Law in effect from time to time (each a “Fraudulent Conveyance”), then the Obligations and each affected Security Interest will be enforceable against Pledgor to the maximum extent possible without causing the Obligations or any Security Interest to be a Fraudulent Conveyance, and shall be deemed to have been automatically amended to carry out the intent of this Section 5.

6. Representations and Warranties. Pledgor hereby represents and warrants to Lender as of the Closing Date and each other date required under any Basic Document as follows:

(a) Pledgor has full power and capacity to execute and deliver this Agreement and to perform fully his obligations hereunder. The execution, delivery and performance by Pledgor of this Agreement are within Pledgor’s lawful powers and have been duly authorized by the board of directors, board of managers, general partner, managing member or other applicable governing body of Pledgor, and no other corporate or equivalent action on the part of Pledgor is necessary to authorize this Agreement.

(b) The execution and delivery by Pledgor of this Agreement and Pledgor’s performance of its obligations under this Agreement (i) do not require action by, or filing with, any Governmental Authority or any action by any other Person (other than any action taken or filing made on or before the Closing Date), (ii) do not violate any provision of Pledgor’s organizational documents, (iii) do not violate, in any material respect, any provision of Law or any order of any Governmental Authority, in each case applicable to Pledgor, (iv) do not violate, in any material respect, or constitute a material breach of, any material agreements to which it is a party (and no default exists on the part of Pledgor under any material agreement to which it is a party), and (v) will not result in the creation or imposition of any Lien on any asset of Pledgor other than Permitted Liens.

(c) This Agreement has been duly executed by Pledgor and constitutes the legal, valid, and binding obligation of Pledgor, enforceable against Pledgor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, and similar laws affecting creditors’ rights generally and by general principles of equity (whether considered in a proceeding in equity or at law), and except to the extent the indemnification provisions contained herein may be limited by applicable federal or state securities laws.

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(d) Pledgor has received and will receive the benefits of the transactions contemplated by the Note, and such benefits constitute good and valuable consideration for the Security Interest.

(e) The Pledged Interests are duly authorized, validly issued, fully paid and non-assessable, and the transfer of the Pledged Interests is not subject to any restrictions other than restrictions imposed by applicable securities and corporate laws.

(f) Pledgor owns the Collateral free and clear of all Liens except for the Permitted Liens.

(g) The information contained in Schedule 1 attached to this Agreement is true and accurate and sufficiently describes all of the Collateral.

(h) Pledgor has reviewed this Agreement and the other Basic Documents and has had the opportunity to review their respective rights and responsibilities thereunder with counsel. Pledgor understands these rights and responsibilities and shall comply therewith.

7. Covenants. Pledgor shall:

(a) Promptly notify Lender of any material change in any fact represented or warranted by Pledgor with respect to any of the Collateral.

(b) Promptly notify Lender upon its acquisition of any Equity Securities of the Borrower subsequent to the execution of this Agreement and, if applicable, deliver to Lender any certificates (together with Equity Powers executed in blank) representing such Equity Securities.

(c) Promptly notify Lender of any claim, action or proceeding materially and adversely affecting the security interest granted and the pledge and assignment made under Section 3 or title to any of the Collateral, and, if an Event of Default has occurred and is continuing, at the request of Lender, appear in and defend, at Pledgor’s expense, any such action or proceeding.

(d) Except as may be permitted under the Note, not sell, assign or otherwise dispose of any Collateral.

(e) Not create, incur or suffer to exist any Lien upon any of the Collateral (other than Permitted Liens).

(f) At Pledgor’s expense and Lender’s reasonable request, file or cause to be filed such applications and take such other actions to obtain the consent or approval of any Governmental Authority to Lender’s rights hereunder, including, without limitation, the right to sell all the Collateral upon the occurrence and during the continuance of an Event of Default without additional consent or approval from such Governmental Authority (and, because Pledgor agrees that Lender’s remedies at law for failure of Pledgor to comply with this provision would be inadequate and that such failure would not be adequately compensable in damages, Pledgor agrees that its covenants in this provision may be specifically enforced).

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(g) To the extent any of the Pledged Interests is or becomes a “security” within the meaning of Article 8 of the UCC and is governed by Article 8 of the UCC, such interest shall be certificated, and the certificates representing such Pledged Interests shall be promptly delivered to Lender together with Equity Powers executed in blank.

(h) From time to time promptly execute and deliver to Lender all such other assignments, certificates, supplemental documents, and financing statements (if appropriate) and amendments thereto, and do all other acts or things as Lender may reasonably request in order to more fully create, evidence, perfect, continue and preserve the priority of the Security Interest.

8. Default; Remedies. Should an Event of Default occur and be continuing, Lender may, at its election, exercise any and all rights available to a secured party under the UCC, in addition to any and all other rights afforded by the Note, at law, in equity, or otherwise, including, without limitation applying by appropriate judicial proceedings for appointment of a receiver for all or part of the Collateral (and Pledgor hereby consents to any such appointment).

9. Notice. Reasonable notification of the time and place of any public sale of the Collateral, or reasonable notification of the time after which any private sale or other intended disposition of the Collateral is to be made, shall be sent to Pledgor and to any other person entitled to notice under the UCC. It is agreed that notice sent or given not less than ten (10) calendar days prior to the taking of the action to which the notice relates is reasonable for the purposes of this Section 9.

10. Sales of Securities. Pledgor recognizes that the Lender may deem it impracticable to effect a public sale of all or any part of the Pledged Interests or any other securities constituting Collateral. Lender is authorized, but not obligated, to limit prospective purchasers to the extent deemed necessary or desirable by Lender to render such sale exempt from the registration requirements of the Securities Act, and any applicable state securities laws, and no sale so made in good faith by Lender shall be deemed not to be “commercially reasonable” because so made. Lender may make one or more private sales of any such securities to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof. Pledgor acknowledges that any such private sale may be at prices and on terms less favorable to the seller than the prices and other terms which might have been obtained at a public sale and, notwithstanding the foregoing, agrees that such private sales shall be deemed to have been made in a commercially reasonable manner and that the Lender shall have no obligation to delay the sale of any such securities for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act. Pledgor further acknowledges and agrees that any offer to sell such securities which has been (i) publicly advertised on a bona fide basis in a newspaper or other publication of general circulation in the financial community of New York, New York (to the extent that such an offer may be so advertised without prior registration under the Securities Act) or (ii) made privately in the manner described above to not less than fifteen (15) bona fide offerees shall be deemed to involve a “public disposition” for the purposes of Section 9-610(c) of the UCC, notwithstanding that such sale may not constitute a “public offering” under the Securities Act, and that the Lender may, in such event, bid for the purchase of such securities.

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11. Application of Proceeds. Lender shall apply the proceeds of any sale or other disposition of the Collateral in accordance with Section 2.5(b) of the Note. Any surplus remaining shall be delivered to Pledgor or as a court of competent jurisdiction may direct. If the proceeds of the Collateral are insufficient to pay the Obligations in full, Pledgor shall remain liable for any deficiency.

12. Other Rights of Lender.

(a) Performance. In the event Pledgor shall fail to perform any of its obligations hereunder with respect to the Collateral, then Lender may, at its option, but without being required to do so, take such action which Pledgor is required, but has failed or refused, to take. Any sum which may be expended or paid by Lender under this Section 12(a) (including, without limitation, court costs and reasonable attorneys’ fees) shall bear interest from the dates of expenditure or payment at the Default Rate until paid and, together with such interest, shall be payable by Pledgor within 30 days after receipt by Pledgor of written notice of such documented costs and expenses, and shall be part of the Obligations.

(b) Collection. Upon notice from Lender, each Person obligated with respect to any of the Collateral, whether as an issuer, account debtor or otherwise (an “Obligor”) is hereby authorized and directed by Pledgor to make payments on any of the Collateral (including, without limitation, dividends and other distributions) directly to Lender, regardless of whether Pledgor was previously making collections thereon. Subject to Section 12(e) hereof, until such notice is given, Pledgor is authorized to retain and expend all payments made on Collateral. Lender shall have the right in its own name or in the name of any Pledgor to compromise or extend time of payment with respect to all or any portion of the Collateral for such amounts and upon such terms as Lender may determine; to demand, collect, receive, receipt for, sue for, compound and give acquittances for any and all amounts due or to become due with respect to Collateral; to take control of cash and other proceeds of any Collateral; to endorse the name of any Pledgor on any notes, acceptances, checks, drafts, money orders or other evidences of payment on Collateral that may come into the possession of Lender; to send requests for verification of obligations to any Obligor; and to do all other acts and things necessary to carry out the intent of this Agreement. If any Obligor fails or refuses to make payment on any Collateral when due, Lender is authorized, in its sole reasonable discretion, either in its own name or in the name of Pledgor, to take such action as Lender shall deem appropriate for the collection of any such amounts. The foregoing rights granted to Lender under this Section 12(b) may only be exercised when an Event of Default has occurred and is continuing. Regardless of any other provision hereof, Lender shall not be liable for its failure to collect, or for its failure to exercise diligence in the collection of, any amounts owed with respect to Collateral, nor shall they be under any duty whatsoever to anyone except Pledgor to account for funds that Lender shall actually receive hereunder. Without limiting the generality of the foregoing, Lender shall have no responsibility for ascertaining any maturities, calls, conversions, exchanges, offers, tenders or similar matters relating to any Collateral, or for informing Pledgor with respect to any of such matters (irrespective of whether Lender actually has, or may be deemed to have, knowledge thereof). The receipt by Lender of any such payment from any Obligor shall be a full and complete release, discharge and acquittance to such Obligor, to the extent of any amount so paid to Lender.

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(c) Record Ownership of Securities. When an Event of Default has occurred and is continuing, Lender at any time may have the Collateral registered in its name, or in the name of its nominee or nominees, as pledgee; and Pledgor shall execute and deliver to Lender all such proxies, powers of attorney, dividend coupons or orders and other documents as Lender may reasonably request for the purpose of enabling Lender to exercise the voting rights and powers which it is entitled to exercise hereunder and to receive the dividends and other payments which it is authorized to receive and retain hereunder. Nothing in this Agreement shall prohibit the issuance of cash dividends by Borrower if such distribution is permitted under the Note.

(d) Voting of Securities. So long as no Event of Default has occurred and is continuing, Pledgor shall be entitled to exercise all voting rights pertaining to the Collateral. After the occurrence and during the continuance of an Event of Default, the right to vote the Collateral shall be vested exclusively in Lender. To this end, and only so long as no Event of Default has occurred and is continuing Pledgor irrevocably appoints Lender the proxy and attorney-in-fact of Pledgor, with full power of substitution, to vote and to act with respect to the Collateral, subject to the understanding that such proxy may not be exercised unless an Event of Default has occurred and is continuing. The proxy herein granted is coupled with an interest, is irrevocable, and shall continue until the Obligations have been paid and performed in full.

(e) Certain Proceeds. Any and all dividends or distributions in property made on or in respect of the Collateral, and any proceeds of the Collateral, whether such dividends, distributions, or proceeds result from a subdivision, combination or reclassification of the Equity Securities of any Person or as a result of any merger, consolidation, acquisition or other exchange of assets to which Pledgor may be a party, or otherwise, shall be part of the Collateral hereunder, shall, if received by Pledgor, be held in trust for the benefit of Lender, and shall forthwith be delivered to Lender (accompanied by proper instruments of assignment and/or stock and/or bond powers executed by the Pledgor in accordance with Lender’s instructions) to be held subject to the terms hereof. Prior to the occurrence and continuation of an Event of Default, any cash proceeds of Collateral which come into the possession of Lender may, at the Pledgor’s option, be applied in whole or in part to the Obligations, or be released in whole or in part to or on the written instructions of the Pledgor(s) for any general or specific purpose not in violation of the Note, or be retained in whole or in part by Lender as additional Collateral. Upon the occurrence and continuation of an Event of Default, any cash proceeds of Collateral may, at Lender’s option, be applied to the Obligations. Any dividends, distributions or other payments received in respect of the Collateral that are received by Pledgor contrary to the provisions of this clause (e) shall be received in trust for the benefit of Lender, shall be segregated from the other funds of Pledgor and shall immediately be paid over to Lender as Collateral in the same form as so received.

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(f) Financing Statements. Pledgor hereby irrevocably authorizes Lender at any time, and from time to time, to file in any jurisdiction any initial financing statements and amendments thereto that (i) (A) indicate the Collateral as “the Collateral described in the Pledge Agreement,” (B) describe the Collateral in terms similar to those used in Section 3, or (B) otherwise describe the Collateral as being of an equal or lesser scope or with greater detail, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the UCC of the jurisdiction wherein such financing statement or amendment is filed, and (ii) contain any other information required by Article 9 of the UCC of the jurisdiction wherein such financing statement or amendment is filed regarding the sufficiency or filing office acceptance of any financing statement or amendment.

13. Miscellaneous.

(a) Term. Upon payment in full of the Obligations and termination of Lender’s commitment to lend under the Note without Lender having exercised its rights under this Agreement, this Agreement shall terminate; provided that no Obligor on any of the Collateral shall be obligated to inquire as to the termination of this Agreement, but shall be fully protected in making payment directly to Lender, which payment shall be promptly paid over to Pledgor after termination of this Agreement.

(b) Notice. Any notice or communication required or permitted under this Agreement must be given as prescribed in the Note.

(c) Note. In the event of any conflict or inconsistency between the terms hereof and the Note, the terms of the Note shall be controlling and this Agreement shall be deemed to be amended to conform to the terms of the Note. The provisions of Section 9 of the Note are hereby incorporated mutatis mutandis and shall have the same force and effect as if expressly set forth herein.

(d) Multiple Counterparts and Facsimile Signatures. This Agreement may be executed in any number of counterparts with the same effect as if all signatories had signed the same document. All counterparts must be construed together to constitute one and the same instrument. This Agreement may be transmitted and signed by facsimile or PDF, and facsimile or PDF copies of manually-signed originals shall have the same effect as manually-signed originals and shall be binding on Pledgor and Lender.

(e) Binding Effect; Survival. This Agreement is binding upon, and inures to the benefit of, the parties hereto and their respective successors and permitted assigns. Unless otherwise provided, all covenants, agreements, indemnities, representations and warranties made in any of the Basic Documents survive and continue in effect as long as the Obligations are outstanding or the Lender’s commitment to lend under the Note is in effect.

(f) Amendments. This Agreement may be amended, modified, supplemented or be the subject of a waiver only by a writing executed by Lender and Pledgor.

(g) Entirety. THIS AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES ON THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Signatures appear on the next page.]

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IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first above written.

PLEDGOR:

GLASSBRIDGE ENTERPRISES, INC.,
a Delaware corporation

By:	/s/ Daniel Strauss
Name:	Daniel Strauss
Title:	CEO

[Signature Page to Pledge Agreement (Parent)]

LENDER:

ORIX PTP HOLDINGS, LLC
a Delaware limited liability company

By:	/s/ Paul Wilson
Name:	Paul Wilson
Title:	President of ORIX Corporate Capital, Inc. (sole member of ORIX PTP Holdings)

[Signature Page to Pledge Agreement (Parent)]

SCHEDULE 1
Pledged Interests

Pledgor	Issuer	Pledged Interests	Percentage Interest
GlassBridge Enterprises, Inc.	GlassBridge Athlete, LLC		100%
TOTAL:			100%

Schedule 1 to Pledge Agreement

ANNEX A
TO
PLEDGE AGREEMENT

FORM OF EQUITY POWER

FOR VALUE RECEIVED, the undersigned does hereby sell, assign and transfer unto ____________________ (_____) Units of Membership Interest of _________________, a _________________ (the “Company”), registered in its name on the books of the Company [represented by Certificate No. ____ herewith], and does hereby irrevocably constitute and appoint __________________ as its attorney to transfer said units on the books of the Company with full power of substitution in the premises.

Dated: _______________,_____

__________________________________________

By:
Name:
Title:

[or, for an individual Pledgor]

__________________________________________

________________

Annex A to Pledge Agreement

INSTRUCTIONS TO PLEDGOR: Please do not fill in any blanks other than the signature line. The purposes of this Equity Power is to enable Lender and/or its assignee(s) to acquire the pledged interests upon an Event of Default without requiring additional signatures on the part of Pledgor.

IN THE PRESENCE OF

______________________________________

[WITNESS]

Annex A to Pledge Agreement